SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest	Commission File Number 000-26076
event reported) December 24, 2002

SINCLAIR BROADCAST GROUP, INC.
(Exact name of registrant)

Maryland	52-1494660
(State of organization)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road
Cockeysville, MD 21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrant’s telephone Number)

SINCLAIR BROADCAST GROUP, INC.

Item 7.  Financial Statements and Exhibits

No financial statements are filed as part of this report.

The following exhibit is filed as part of this report:

Exhibit  99.1   Sinclair Broadcast Group, Inc.  Press Release (Dated December 24, 2002) - Sinclair Invests $20 Million in Summa Holdings

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

	By:	/s/ David Bochenek

	Name:	David Bochenek
	Title:	Chief Accounting Officer/Controller

Dated: December 24, 2002